WESTFIELD FINANCIAL, INC.

Investor Presentation

February 2009

FORWARD - LOOKING STATEMENTS

Today's presentation may contain "forward-looking statements" which may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to:

- general and local economic conditions;
- changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition;
- changes in accounting principles, policies, or guidelines;
- changes in legislation or regulation; and
- other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services.

Any or all of our forward-looking statements in today's presentation or in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties. Consequently, no forward-looking statements can be guaranteed. We disclaim any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

Overview

- Headquartered in Westfield, MA
- 11 branch offices located throughout Hampden County
- Strategic Focus is Commercial & Industrial Relationships
- Westfield Bank has not conducted any subprime lending programs

Strategic Focus

- **Commercial and Industrial Relationships (C & I)**
  - **Non-Real Estate**
  - **Owner-Occupied Commercial Real Estate**
- **$5 million - $15 million niche for "mid-sized businesses"**
- **WB has developed the capital, expertise, culture, & reputation to support business development.**

2008 Financial Highlights

- Very well capitalized. Stockholders' equity/total asset ratio of 23.52%
- Net income of $8.0 million, or $0.27 diluted EPS
- Commercial & Industrial loan growth of $37.3 million, or 32%
- Commercial real estate loan growth of $33.9 million, or 18%

WESTFIELD
WB
BANK

2008 Financial Highlights

- Stable Net Interest Margin of 3.23%
- Nonperforming loans/total loans of 0.69%
- Allowance loan loss/total loans of 1.43%

Capital Management

Possible uses of capital:

- **Pay dividends to shareholders**
- **Repurchase shares of our common stock**

•Fund organic growth or leverage the balance sheet

•Finance acquisitions of other financial institutions or other businesses related to banking

Dividends Paid to Shareholders

2008

Regular Dividends	$ 0.20
Special Dividends	0.40
Calendar Year 2008	$ 0.60

2007

Regular Dividends	$ 0.20
Special Dividends	0.20
Calendar Year 2007	$ 0.40

Stock Repurchase Plan

On January 22, 2008 the Board of Directors approved a repurchase plan to buy back 3,194,00 shares or 10%

As of December 31, 2008 Westfield Financial had repurchases of 1,058,778 shares

Total Assets



$1,200
$1,100
$1,000
$900
$800
$700
Millions
795
797
805
997
1,039
1,110
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Stockholders' Equity / Total Assets

The decrease in equity was primarily due to the stock repurchase program, along with regular and special dividends



40.00
30.00
20.00
10.00
0.00
15.69
14.83
14.39
29.03
27.56
23.52
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Total Loan Portfolio December 2008 (dollars in millions)



Residential Real Estate
$98.4
20%
Commercial & Industrial Loans
$153.9
32%
Consumer Loans
$4.2
1%
Commercial Real Estate (non-owner occupied)
$96.3
20%
Commercial Real Estate (owner-occupied)
$127.6
27%

Commercial & Industrial Loans


$200
$150
$100
$50
$0
Millions
85
95
100
100
117
154
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Commercial Real Estate Loans



Millions
$250
$200
$150
$100
$50
$0
131
144
170
175
190
224
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Nonperforming Loans



$6
$5
$4
$3
$2
$1
$0
Millions
1.8
2.2
1.9
1.0
1.2
3.3
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Asset Quality Ratios


2.50
2.00
1.50
1.00
0.50
0.00
Percentage
1.33
1.41
1.41
1.39
1.36
1.43
0.51
0.58
0.5
0.26
0.29
0.69
2003
2004
2005
2006
2007
2008
Allowance for loan losses as a percent of total loans
Nonperforming loans as a percent of total loans

Securities Portfolio
December 2008
(dollars in millions)



Government Sponsored Enterprise Debt
$61.2
12%
Massachusetts Municipal Bonds
$36.4
7%
Equity Securities
$6.1
1%
Private Lable Mortgage Backed Securities
$37.5
8%
GSE Mortgage Backed Securities
$364.6
72%

Balance Sheet Funding
December 2008
(dollars in millions)


Short & Long Term Borrowings $223.1 27%
Commercial Checking $37.9 5%
Retail Checking $96.8 12%
Term Deposits $327.6 40%
Savings & Money Markets $125.7 16%

Total Deposits

Management placed less emphasis on gather time deposits in favor of alternative funding



Millions
$640
$615
$590
$565
$540
632
613
623
627
603
586
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Focus on Growing Checking and Savings Accounts



$150
$125
$100
$75
$50
$25
$0
Millions
Checking
Savings
2007
2008



$400
$350
$300
$250
$200
$150
$100
$50
$0
Millions
Money Market
Time Deposits
2007
2008

Short and Long Term Borrowings



Millions
$250
$200
$150
$100
$50
$0
32
60
60
73
140
223
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Net Income


Millions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
3.7
6.3
6.2
4.7
8.7
8.0
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Diluted Earnings Per Share



$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
0.11
0.20
0.20
0.15
0.29
0.27
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Net Interest Margin
(fully taxable equivalent basis)



4.00
3.00
2.00
1.00
0.00
2.94
3.25
3.24
3.05
3.25
3.23
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08

Total Return Performance



Index Value
200
160
120
80
40
0
12/31/03
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
Westfield Financial
Russell 2000
NASDAQ Bank

WESTFIELD FINANCIAL, INC

Thank You